SUPPLEMENT dated May 4, 2000


                              To the PROSPECTUS of

                          Standish Fixed Income Fund II
                            Standish Securitized Fund

                               Dated: May 1, 2000

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      The following information replaces the information under the heading
Dividends and distributions on page 12 of the attached Prospectus for each fund:

      Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare dividends from net investment income daily and distribute dividends from net investment income monthly. Both funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.